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                                                             EXHIBIT 99.906 CERT

Pursuant to 18 U.S.C. Section 1350, Edmund Burke, President of Financial Investors Trust (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/ Edmund Burke
       -------------------------
       Edmund Burke
       President

Dated: June 27, 2003

A signed original of this written statement required by Section 906 has been provided to Financial Investors Trust and will be retained by Financial Investors Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

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Pursuant to 18 U.S.C. Section 1350, Jeremy O. May, Treasurer of Financial
Investors Trust (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/ Jeremy O. May
       -------------------------
       Jeremy O. May
       Treasurer

Dated: June 27, 2003

A signed original of this written statement required by Section 906 has been provided to Financial Investors Trust and will be retained by Financial Investors Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.